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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED MAY 1, 2011 TO
                         PROSPECTUSES DATED MAY 1, 2011

This supplements the prospectuses dated May 1, 2011, for the Marquis Portfolios(SM) contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

1. INVESTMENT PORTFOLIO MERGER

After the close of business on April 29, 2011, the Legg Mason ClearBridge Variable Dividend Strategy Portfolio (single share class) of Legg Mason Partners Variable Equity Trust merged into the Legg Mason ClearBridge Variable Equity Income Builder Portfolio (Class I) of Legg Mason Partners Variable Equity Trust. The Legg Mason ClearBridge Variable Equity Income Builder Portfolio (Class I) has been added to the contracts solely to receive account values transferred from the Legg Mason ClearBridge Variable Dividend Strategy Portfolio (single share class) pursuant to this merger. The Legg Mason ClearBridge Variable Equity Income Builder Portfolio (Class I) is closed for new allocations of purchase payments and transfers of account value (except for existing rebalancing and dollar cost averaging programs).

LEGG MASON CLEARBRIDGE VARIABLE EQUITY INCOME BUILDER PORTFOLIO (CLASS I) OF LEGG MASON PARTNERS VARIABLE EQUITY TRUST

a.   Adviser: Legg Mason Partners Fund Advisor, LLC
     -------

     Subadviser: ClearBridge Advisors, LLC
     ----------

b.   Investment Objective: The Legg Mason ClearBridge Variable Equity Income
     --------------------
     Builder Portfolio seeks a high level of current income. Long-term capital appreciation is a secondary objective.

c.   Investment Portfolio Expenses
     -----------------------------
     (as a percentage of average daily net assets of the investment portfolio)

     The following table is a summary. The investment portfolio expense information provided is for the year ended December 31, 2010. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for the investment portfolio.

Management Fees:                           0.75%
12b-1/Service Fees:                        0.00%
Other Expenses:                            0.13%
Acquired Fund Fees and Expenses:           0.00%
                                           -----
Total Annual Portfolio Expenses:           0.88%
Contractual Expense Subsidy or Deferral:   0.00%
                                           -----
Net Total Annual Portfolio Expenses:       0.88%

                                                                    SUPP-MQLM511

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2. INVESTMENT PORTFOLIO REPLACEMENT

At the end of Appendix A, in the "Discontinued Investment Portfolios" section, delete the third-to-last paragraph and replace it with the following:

     Effective as of May 1, 2011, Legg Mason Partners Variable Equity Trust:
     Legg Mason ClearBridge Variable Capital Portfolio (single share class) (closed April 28, 2008) was replaced with Metropolitan Series Fund, Inc.:
     Davis Venture Value Portfolio (Class A).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                          (800) 842-9325
Irvine, CA 92614

Marquis Portfolios is a service mark of Morgan Stanley Smith Barney Holdings LLC and is used under license to MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company.


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